                                                                   Exhibit 99(c)


                       AMERICAN HONDA FINANCE CORPORATION
 Annual Statement to Certificateholder -- Honda Auto Receivables 2001-1 Owner Trust
                          04/01/2001 THROUGH 03/31/2002


I. ORIGINAL DEAL PARAMETER INPUTS
  (A) Total Portfolio Balance                                                              $1,566,596,937.34
  (B) Total Securities Balance                                                             $1,566,596,937.34
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $441,500,000.00
    (ii)  Class A-1 Notes Percentage                                                                  28.18%
(C(i)/IB)
    (iii) Class A-1 Notes Rate                                                                      5.27000%
    (iv) Class A-1 Notes Accrual Basis                                                            Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $416,000,000.00
    (ii)  Class A-2 Notes Percentage                                                                  26.55%
(D(i)/IB)
    (iii) Class A-2 Notes Rate                                                                        5.150%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $441,000,000.00
    (ii)  Class A-3 Notes Percentage                                                                  28.15%
(E(i)/B)
    (iii) Class A-3 Notes Rate                                                                        5.360%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $209,349,000.00
    (ii)  Class A-4 Notes Percentage                                                                  13.36%
(F(i)/B)
    (iii) Class A-4 Notes Rate                                                                        5.560%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $58,747,937.34
    (ii)  Certificates Percentage (G(i)/B)                                                             3.75%
    (iii) Certificates Rate                                                                           5.560%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                7.06%
    (ii)  Weighted Average Original Maturity                                                           55.81 months
(WAOM)
    (iii) Weighted Average Remaining                                                                   43.87 months
Maturity (WAM)
    (iv) Number of Receivables                                                                       131,120
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                              0.50%
Percentage
    (ii)  Reserve Account Initial Deposit                                                      $7,832,984.69
    (iii) Specified Reserve Account                                                                    0.75%
Percentage
    (iv) Specified Reserve Account Balance                                                    $11,749,477.03

  (K) Yield Supplement Account Deposit                                                         $8,069,597.81

II. INPUTS FROM PREVIOUS MONTHLY SERVICER
REPORTS
  (A) Total Portfolio Balance                                                              $1,465,534,323.35
  (B) Total Securities Balance                                                             $1,465,534,323.35
  (C) Cumulative Note and Certificate Pool                                                         0.9354891
Factor
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $340,437,386.01
    (ii)  Class A-1 Notes Pool Factor                                                              0.7710926
    (iii) Class A-1 Notes Interest Carryover                                                           $0.00

Shortfall
    (iv) Class A-1 Notes Principal Carryover                                                           $0.00
Shortfall
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $416,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000
    (iii) Class A-2 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-2 Notes Principal Carryover                                                           $0.00
Shortfall
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $441,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-3 Notes Principal Carryover                                                           $0.00
Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $209,349,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-4 Notes Principal Carryover                                                           $0.00
Shortfall
  (H) Certificates
    (i)   Certificates Balance                                                                $58,747,937.34
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover                                                              $0.00
Shortfall
    (iv) Certificates Principal Carryover                                                              $0.00
Shortfall
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                     $11,749,477.03
    (ii)   Yield Supplement Account                                                            $7,038,660.24
    (iii) Payahead Account                                                                       $234,021.09
    (iv) Advances Outstanding                                                                    $806,782.53
  (K) Portfolio Summary as of End of Prior
Year
    (i)   Weighted Average Coupon (WAC)                                                                7.06%
    (ii)  Weighted Average Remaining                                                                   41.99 months
Maturity (WAM)
    (iii) Number of Receivables                                                                      128,453
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. INPUTS FROM THE MAINFRAME
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                      $9,736,815.86
    (ii)  Prepayments in Full                                                                  $3,539,901.49
    (iii) Prepayments in Full due to                                                                   $0.00
Repurchases
  (B) Precomputed Contracts Total                                                             $14,685,506.82
Collections
  (C) Precomputed Interest Receivables                                                         $1,408,789.47
Interest (B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal                                                               $0
    (i)   Principal Collections                                                              $393,274,353.49
    (ii)  Prepayments in Full                                                                $208,501,020.24
    (iii) Repurchased Receivables Related to                                                           $0.00
Principal
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $81,504,601.68
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                       $520,425.39

    (ii) Current Advance Amount                                                                  $565,132.74
  (G) Interest Advance for simple Interest -                                                    ($87,170.57)
Net
  (H) Payahead Account
    (i)  Payments Applied                                                                        $751,223.81
    (ii) Additional Payaheads                                                                    $723,452.59
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                7.11%
    (ii)  Weighted Average Remaining                                                                   31.96 months
Maturity (WAM)
    (iii) Remaining Number of Receivables                                                            100,435

                                                # DOLLAR AMOUNT

                                               Units
                                               -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                 2,038 2.03%     $19,869,644.07         2.35%
    (ii)  61-90 Days Delinquent                  319 0.32%      $3,297,015.17         0.39%
    (ii) 91 Days or More Delinquent               52 0.05%        $592,502.69         0.07%
  (K) Vehicles Repossessed During Collection      35 0.03%        $426,052.28         0.05%
Period
  (L) Total Accumulated Repossessed Vehicles      87 0.09%        $938,059.79         0.11%
in Inventory


IV. INPUTS DERIVED FROM OTHER SOURCES
  (A) Collection Account Investment Income                                                             $0.00
  (B) Reserve Account Investment Income                                                          $366,834.09
  (C) Yield Supplement Account Investment                                                        $168,728.62
Income
  (D) Trust Fees Expense                                                                          $12,000.00
  (E) Aggregate Net Losses for Collection                                                      $3,057,238.81
Period
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on                                                             $5,609,838.33
Liquidated Receivables
    (ii) Liquidation Proceeds                                                                   1,570,110.58
    (ii) Recoveries from Prior Month Charge                                                      $982,488.94
Offs
  (G) Days in Accrual Period                                                                             365
  (H) Deal age                                                                                            14

                                                    COLLECTIONS

V. INTEREST COLLECTIONS
  (A) Total Interest Collections                                                              $82,785,051.00
(III(C+E(i)-F(i)+F(ii)+G)

VI. PRINCIPAL COLLECTIONS
  (A) Principal Payments Received                                                            $615,052,091.08
(III(A((i)+(ii))+(D(i)+(ii)))
  (B) Liquidation Proceeds  (IV(F(i)))                                                          1,570,110.58
  (C) Repurchased Loan Proceeds Related to                                                              0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge                                                          982,488.94
Offs (IV(F(ii)))

                                                                                      ----------------------
  (E) Total Principal Collections
(A+B+C+D)                                                                                     617,604,690.60

VII. TOTAL INTEREST AND PRINCIPAL
COLLECTIONS  (V(A)+VI(E))                                                                     700,389,741.60
---------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                 $4,618,936.43
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)
                                                                                              705,008,678.03


                                  DISTRIBUTIONS

X. FEE DISTRIBUTIONS
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                   $11,753,721.34
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                  $11,753,721.34
                                                                                      ----------------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                           366,834.09
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                   168,728.62
  (D) Trust Fees Expense (IV(D))
                                                                                                   12,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $5,683,939.49
       (b)  Class A-1 Notes Interest Paid                                                       5,683,939.49
                                                                                      ----------------------
       (c) Class A-1 Notes Interest                                                                    $0.00
Shortfall
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                     $18,648,087.56
       (b)  Class A-2 Notes Interest Paid                                                      18,648,087.56
                                                                                      ----------------------
       (c) Class A-2 Notes Interest                                                                    $0.00
Shortfall
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                     $23,637,600.00
       (b)  Class A-3 Notes Interest Paid                                                      23,637,600.00
                                                                                      ----------------------
       (c) Class A-3 Notes Interest                                                                    $0.00
Shortfall
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                     $11,639,804.40
       (b)  Class A-4 Notes Interest Paid                                                      11,639,804.40
                                                                                      ----------------------
       (c) Class A-4 Notes Interest                                                                    $0.00
Shortfall
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $59,609,431.45
       (b)  Total Note Interest Paid                                                           59,609,431.45
                                                                                      ----------------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note                                                             $0.00
Interest
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                      633,633,525.24
  (B) Principal
    (i) Noteholders' Principal Distribution                                                  $611,362,210.28
Amounts
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
                                                                                              340,437,386.01
       (b)  Class A-1 Notes Principal Paid                                                    340,437,386.01
                                                                                      ----------------------
       (c) Class A-1 Notes Principal                                                                   $0.00
Shortfall
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                   $270,924,824.27
       (b)  Class A-2 Notes Principal Paid                                                   $270,924,824.27
                                                                                      ----------------------
       (c) Class A-2 Notes Principal                                                                   $0.00
Shortfall
       (d) Reserve Fund drawn                                                                          $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                             $0.00
       (b)  Class A-3 Notes Principal Paid                                                             $0.00
                                                                                      ----------------------
       (c) Class A-3 Notes Principal                                                                   $0.00
Shortfall
       (d) Reserve Fund drawn                                                                          $0.00

    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                      ----------------------
       (c) Class A-4 Notes Principal                                                                   $0.00
Shortfall
       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $611,362,210.28
       (b)  Total Notes Principal Paid                                                        611,362,210.28
                                                                                      ----------------------
       (c) Total Notes Principal Shortfall                                                             $0.00
       (d) Reserve Fund drawn                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve
account                                                                                        22,271,314.96
  Amount deposited into reserve Account                                                                 0.00
                                                                                      ----------------------
  Excess funds available to                                                                    22,271,314.96
Certificateholders
                                                                                      ----------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
  (A) Interest
     (i)   Certificate Interest Due                                                            $3,178,715.27
     (ii)   Certificate Interest Shortfall                                                             $0.00
Beginning Balance
                                                                                      ----------------------
     (iii)   Total Certificate Interest Due                                                    $3,178,715.27
     (iv)  Certificate Interest Paid                                                            3,178,715.27
     (v) Certificate Interest Shortfall                                                                $0.00
Ending Balance
  (B) Principal
     (i)   Certificate Principal Due                                                           $9,299,719.13
     (ii)   Certificate Principal Shortfall                                                            $0.00
Beginning Balance
                                                                                      ----------------------
     (iii)   Total Certificate Principal                                                       $9,299,719.13
Due
     (iv)  Certificate Principal Paid                                                           9,299,719.13
     (v) Certificate Principal Shortfall                                                               $0.00
Ending Balance
  (C) Release to Seller                                                                        $9,792,880.56

                              DISTRIBUTIONS SUMMARY

  (A) Total Collections                                                                      $705,008,678.03
  (B) Service Fee                                                                             $11,753,721.34
  (C) Trustee Fees                                                                                $12,000.00
  (D) Class A1 Amount                                                                        $346,121,325.50
  (E) Class A2 Amount                                                                        $289,572,911.83
  (F) Class A3 Amount                                                                         $23,637,600.00
  (G) Class A4 Amount                                                                         $11,639,804.40
  (H) Amount Deposited into Reserve Account                                                            $0.00
  (I) Certificateholders                                                                      $12,478,434.40
  (J) Release to seller                                                                        $9,792,880.56
  (K) Total amount distributed                                                               $705,008,678.03
  (L) Amount of Draw from Reserve Account                                                              $0.00


                                          PORTFOLIO AND SECURITY SUMMARY

                                                                Beginning                      End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                    of Period                   of Period
--------------------------------------------                ------------------        -----------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                       $1,406,786,386.01                $795,424,175.73
    (ii)   Note Pool Factor                                         0.9329756                      0.5275224
    (iii)  Class A-1 Notes Balance                             340,437,386.01                           0.00
    (iv)   Class A-1 Notes Pool Factor                              0.7710926                      0.0000000
    (v)    Class A-2 Notes Balance                             416,000,000.00                 145,075,175.73
    (vi)   Class A-2 Notes Pool Factor                              1.0000000                      0.3487384
    (vii)  Class A-3 Notes Balance                             441,000,000.00                 441,000,000.00
    (viii) Class A-3 Notes Pool Factor                              1.0000000                      1.0000000
    (ix)  Class A-4 Notes Balance                              209,349,000.00                 209,349,000.00
    (x) Class A-4 Notes Pool Factor                                 1.0000000                      1.0000000
    (xi)   Certificates Balance                                 58,747,937.34                  49,448,218.21
    (xii)    Certificates Pool Factor                               1.0000000                      0.8417014
    (xiii)   Total Principal Balance of                      1,465,534,323.35                 844,872,393.94
Notes and Certificates

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                 7.06%                          7.11%
    (ii)  Weighted Average Remaining                                    41.99 months                   31.96 months
Maturity (WAM)
    (iii) Remaining Number of Receivables                             128,453                        100,435
    (iv)  Portfolio Receivable Balance                      $1,465,534,323.35                $844,872,393.94
  (C) Outstanding Advance Amount                                  $806,782.53                    $764,319.31
  (D) Outstanding Payahead Balance                                $234,021.09                    $206,249.87


                                                SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
  (A) Beginning Reserve Account Balance                                                       $11,749,477.03
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the                                                                0.00
Reserve Account
  (D) Reserve Account Balance Prior to                                                         11,749,477.03
Release
  (E) Reserve Account Required Amount                                                          11,749,477.03
  (F) Final Reserve Account Required Amount                                                    11,749,477.03
  (G) Excess Reserve Account Amount                                                                     0.00
  (H) Ending Reserve Account Balance                                                           11,749,477.03

XVI. RECONCILIATION OF YIELD SUPPLEMENT
ACCOUNT
  (A) Beginning Yield Supplement Account                                                        7,038,660.24
Balance
  (B) Investment Earnings                                                                         168,728.62
  (C) Investment Earnings Withdraw                                                                168,728.62
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                           4,618,936.43
                                                                                      ----------------------
  (F) Ending Yield Supplement Account Balance                                                   2,419,723.81

XVII. NET LOSS AND DELINQUENCY ACCOUNT
ACTIVITY
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                 $1,570,110.58
    (ii) Recoveries on Previously Liquidated                                                      982,488.94
Contracts

  (B) Aggregate Net Losses for Collection                                                       3,057,238.81
Period
  (C) Net Loss Rate for Collection Period                                                              0.26%
(annualized)
  (D) Cumulative Net Losses for all Periods                                                     3,081,841.41

                                 # DOLLAR AMOUNT
                                               Units
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                 2,038  2.03%    $19,869,644.07         2.35%
    (ii)  61-90 Days Delinquent                  319  0.32%     $3,297,015.17         0.39%
    (ii) 91 Days or More Delinquent               52  0.05%       $592,502.69         0.07%

                                 # DOLLAR AMOUNT
                                               Units
XVIII. REPOSSESSION ACTIVITY
  (A) Vehicles Repossessed During Collection      35  0.03%       $426,052.28         0.05%
Period
  (B) Total Accumulated Repossessed Vehicles      87  0.09%       $938,059.79         0.11%
in Inventory



XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE
ACCOUNT BALANCE
  (A) Ratio of Net Losses to the Pool
Balance as of Each Collection Period
    (i) Second Preceding Collection Period                                                             0.30%
    (ii) Preceding Collection Period                                                                   0.43%
    (iii) Current Collection Period                                                                    0.28%
    (iv) Three Month Average                                                                           0.34%
(Avg(i,ii,iii))
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.57%
    (ii) Preceding Collection Period                                                                   0.46%
    (iii) Current Collection Period                                                                    0.46%
    (iv) Three Month Average                                                                           0.50%
(Avg(i,ii,iii))


  (C) Loss and Delinquency Trigger                                                    Trigger was not hit.
Indicator



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT